                                                                   Exhibit 10.30

                          SECOND AMENDED AND RESTATED
                         PERFORMANCE VESTING AGREEMENT
                         -----------------------------

          THIS SECOND AMENDED AND RESTATED PERFORMANCE VESTING AGREEMENT (this "Agreement") is made as of November 23, 1999, by and between CompleTel LLC
 ---------
(formerly known as CableTel Europe LLC), a Delaware limited liability company (the "Company"), Madison Dearborn Capital Partners II, L.P. ("MDCP"), DeGeorge
      -------                                                 ----
Holdings Limited Partnership ("DeGeorge Holdings"), Meritage Private Equity
                               -----------------
Fund, L.P. ("Meritage"), James C. Allen ("Allen"), Royce J. Holland ("Holland"),
             --------                     -----                       -------
George T. Laub ("Laub"), Reed E. Hundt ("Hundt"), Emile Karafiol ("Karafiol"),
                 ----                    -----                     --------
William S. Kirsch ("Kirsch"), Northwestern University ("Northwestern"), Silver
                    ------                              ------------
Cross Investors LLC ("SCI"), Dovey Company LLC ("Dovey LLC"), William H. Pearson
                      ---                        ---------
("Pearson"), Haj LLC ("Pearson LLC #2"), Clevenger Company LLC ("Clevenger
  -------              --------------                            ---------
LLC"), David E. Lacey ("Lacey"), and the other Persons listed on the signature
---                     -----
pages hereto. MDCP, DeGeorge Holdings, Meritage, Allen, Holland, Laub, Hundt, Karafiol, Kirsch, Northwestern, and SCI are referred to herein collectively as the "Investors" and individually as an "Investor." Each of the Investors, Dovey
     ---------                          --------
LLC, Pearson, Pearson LLC #2, Clevenger LLC, and Lacey are referred to herein collectively as the "Purchasers" and individually as a "Purchaser." Pearson,
                     ----------                         ---------
Lacey, and each of the other Persons listed on the attached Schedule of
                                                            -----------
Performance Vesting Units are referred to herein collectively as the
-------------------------
"Executives" and individually as an "Executive."  Capitalized terms used but not
 ----------                          ---------
otherwise defined herein have the meanings ascribed to such terms in Section 1 hereof.

          As of May 18, 1998, the Company and MDCP, Lawrence F. DeGeorge ("DeGeorge"), James E. Dovey ("Dovey"), Pearson, and Richard N. Clevenger
  --------                     -----
("Clevenger") entered into a Performance Vesting Agreement (the "Prior
  ---------                                                      -----
Agreement").  As of January 28, 1999, the parties (other than Meritage, Pearson
---------
LLC #2, Karafiol, Kirsch, Northwestern, and SCI) entered into a First Amended and Restated Performance Vesting Agreement (the "First Amended Agreement"),
                                                 -----------------------
amending and restating the Prior Agreement in its entirety. The parties hereto desire that, effective as of the date hereof, the First Amended Agreement shall be amended and revised in its entirety as set forth herein.

          Certain of the securities owned by the Executives on the date hereof are subject only to time vesting and others are subject to both time vesting and performance vesting. Section 2 of the Executive Securities Agreements each entered into between the Company and one of the Executives (the "Executive
                                                                 ---------
Securities Agreements") contains the provisions governing the time vesting of
---------------------
both groups of securities. This Performance Vesting Agreement contains the provisions governing the performance vesting of the second group of securities.

          For purposes of this Agreement, the term "Management Securities"
                                                    ---------------------
refers to the securities which are subject to performance vesting under this Agreement, as set forth on the Schedule of Performance Vesting Securities
                               ------------------------------------------
attached hereto, whether or not they have performance vested. Those Management Securities which have performance vested pursuant to this Agreement are referred to herein as "Vested Management Securities," whether or not they have time
              ----------------------------
vested
under the Executive Securities Agreements. Those outstanding Management Securities which have not yet performance vested pursuant to this Agreement are referred to herein as "Unvested Management Securities," whether or not they have
                       ------------------------------
time vested under the Executive Securities Agreements.

          Of the currently outstanding Management Securities, approximately 66.67% are subject to the performance vesting provisions set forth in Section 3 below (the "Slope Management Securities"), and approximately 33.33% are subject
            ---------------------------
to the performance vesting provisions set forth in Section 4 below (the "Cliff
                                                                         -----
Management Securities"). Each time MDCP sells or transfers all or a portion of
---------------------
its equity in the Company (with certain exceptions and qualifications set forth in Section 3(b) below), a portion of the Slope Management Securities will performance vest and/or be forfeited, depending on the price received or deemed received by MDCP in the transaction. The Cliff Management Securities, on the other hand, will vest as a block (a) upon any such sale or transfer of MDCP's equity if the price received or deemed received by MDCP equals or exceeds certain amounts specified in Section 4 below, and (b) upon the closing of a Qualified Public Offering.

          Each time Management Securities vest, the same number of Common Units owned or deemed owned by the Purchasers will be forfeited (pro rata among the holders thereof), and each time Management Securities are forfeited, the same number of Common Units owned or deemed owned by the Purchasers will no longer be deemed forfeitable (pro rata among the holders thereof).

          With respect to the relationship between time vesting and performance vesting of Executive Securities, Section 2(e)(ii) of the Executive Securities Agreements provides that of the securities subject to both performance vesting and time vesting (i.e., the Management Securities), those which have performance vested pursuant to this Agreement will time vest before those which have not yet performance vested pursuant to this Agreement. This Agreement (as well as Section 2(e)(iii) of the Executive Securities Agreements) provides for the analogous case: Management Securities subject to this Agreement which have time vested pursuant to the Executive Securities Agreements will performance vest before any such Management Securities which have not yet time vested.

          NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

          1.   Definitions.   Capitalized terms used in this Agreement shall
               -----------
have the respective meanings for purposes of this Agreement set forth below. All references which are not otherwise identified to the preamble or sections refer to the preamble or such sections of this Agreement.

          "Agreement" is defined in the preamble.
           ---------

          "Allen" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Applicable Vesting Percentage" is defined in Section 3(d).
           -----------------------------

          "Class A Senior Units" means the Class A Senior Units of the Company,
           --------------------
having the rights and preferences set forth in the LLC Agreement.

          "Class B Senior Units" means the Class B Senior Units of the Company,
           --------------------
having the rights and preferences set forth in the LLC Agreement.

          "Class B Senior Value" has the meaning ascribed to such term in the
           --------------------
LLC Agreement.

          "Class B Senior Yield" has the meaning ascribed to such term in the
           --------------------
LLC Agreement.

          "Clevenger" is defined in the preamble.
           ---------

          "Clevenger LLC" is defined in the preamble.
           -------------

          "Cliff Management Securities" is defined in the preamble.
           ---------------------------

          "Common Units" means the Common Units of the Company, having the
           ------------
rights and preferences set forth in the LLC Agreement.

          "DeGeorge" is defined in the preamble.
           --------

          "DeGeorge Holdings" is defined in the preamble.
           -----------------

          "Dovey" is defined in the preamble.
           -----

          "Dovey LLC" is defined in the preamble.
           ---------

          "Equity Purchase Agreement" means the Second Amended and Restated
           -------------------------
Equity Purchase Agreement dated as of the date hereof, by and among the Company and the Purchasers, as amended from time to time in accordance with its terms.

          "Executive" and "Executives" are defined in the preamble.
           ---------       ----------

          "Executive Securities" means the Executive Securities as defined under
           --------------------
the Executive Securities Agreements.

          "Executive Securities Agreements" has the meaning set forth in the
           -------------------------------
preamble and includes any Executive Securities Agreements entered into by the Company with its Key Employees after the date hereof.

          "Expiration Date" is defined in Section 5.
           ---------------

          "Fair Market Value" is defined in Section 8(a).
           -----------------

          "Forfeitable Purchaser Securities" means 7,452/105,487 of the
           --------------------------------
Purchaser Securities which are derived from the Preferred Units held by each Purchaser immediately following the closing under the Equity Purchase Agreement on the date of this amendment and restatement (which Preferred Units and their holders are set forth on the "Schedule of Purchasers" attached to the Equity Purchase Agreement as in effect on the date of this amendment and restatement), subject to the following qualifications:

          (i) If any Forfeitable Purchaser Securities are actually forfeited pursuant to the provisions hereof, such forfeited Forfeitable Purchaser Securities shall by such forfeiture cease to be Forfeitable Purchaser Securities.

          (ii) Contemporaneously with any MDCP Sale, the number of Forfeitable Purchaser Securities held by each holder thereof that would be forfeited pursuant to Section 3 in connection with such MDCP Sale if the Return Multiple for such MDCP Sale were 10 shall (to the extent not actually forfeited in connection with such MDCP Sale pursuant to the provisions hereof) no longer be subject to forfeiture hereunder and shall forever cease to be Forfeitable Purchaser Securities.

          (iii) Upon the Expiration Date, all Forfeitable Purchaser Securities shall (to the extent not actually forfeited in connection with a deemed MDCP Sale on the Expiration Date pursuant to the provisions hereof) no longer be subject to forfeiture hereunder and shall forever cease to be Forfeitable Purchaser Securities.

          (iv) A pro-rata portion of each holder's Forfeitable Purchaser Securities shall forever cease to be Forfeitable Purchaser Securities if any Unvested Management Securities are repurchased pursuant to the provisions of an Executive Securities Agreement. The number of each holder's Forfeitable Purchaser Securities which shall cease to be Forfeitable Purchaser Securities pursuant to this subparagraph (iv) shall be determined by multiplying

          (x) the number of Unvested Management Securities so repurchased or canceled,

          times
          -----

          (y) a fraction, the numerator of which is the number of Forfeitable Purchaser Securities held by such holder, and the denominator of which is the aggregate number of Forfeitable Purchaser Securities held by all holders.

     Any reference herein to a "majority of the Forfeitable Purchaser Securities" or the "number of Forfeitable Purchaser Securities" for purposes of comparison shall refer, with respect to any particular Forfeitable Purchaser Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Forfeitable Purchaser Securities (on a fully diluted, as-if-converted basis).

          "Holland" has the meaning set forth with respect thereto in the
           -------
preamble.

          "Hundt" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Investor" and "Investors" are defined in the preamble.
           --------       ---------

          "Investor Securities" has the meaning set forth in the Equity Purchase
           -------------------
Agreement. Any reference herein to a "majority of the Investor Securities" or the "number of Investor Securities" for purposes of comparison shall refer, with respect to any particular Investor Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Investor Securities (on a fully diluted, as-if-converted basis).

          "Karafiol" has the meaning set forth with respect thereto in the
           --------
preamble.

          "Key Employee" means any management or other key employee of the
           ------------
Company or any of its Subsidiaries.

          "Kirsch" has the meaning set forth with respect thereto in the
           ------
preamble.

          "Lacey" has the meaning set forth with respect thereto in the
           -----
preamble.

          "Laub" has the meaning set forth with respect thereto in the preamble.
           ----

          "Liquidation Value" has the meaning ascribed thereto in the LLC
           -----------------
Agreement.

          "LLC Agreement" means the limited liability company agreement
           -------------
governing the affairs of the Company, as amended from time to time in accordance with its terms.

          "Management Securities" is defined in the preamble.
           ---------------------

          "MDCP" is defined in the preamble.
           ----

          "MDCP Forfeitable Securities" means the Forfeitable Purchaser
           ---------------------------
Securities held by MDCP immediately following the closing under the Equity Purchase Agreement on the date hereof (and such MDCP Forfeitable Securities shall cease to be MDCP Forfeitable Securities when they have ceased to be Forfeitable Purchaser Securities in accordance with the terms of this Agreement).

          "MDCP Sale" is defined in Section 3(b).
           ---------

          "MDCP Securities" means the Purchaser Securities derived from the
           ---------------
Series A Preferred Units held by MDCP immediately prior to the closing under the Equity Purchase Agreement on the date of this amendment and restatement (which Series A Preferred Units are set forth opposite MDCP's name on the "Schedule of
                                                                    -----------
Prior Purchasers" attached to the Equity Purchase Agreement as in effect on the
----------------
date of this amendment and restatement). Any reference herein to a "majority of the MDCP Securities" or the "number of MDCP Securities" for purposes of comparison shall refer, with respect to any particular MDCP Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such MDCP Securities (on a fully diluted, as-if-converted basis).

          "Meritage" has the meaning set forth with respect thereto in the
           --------
preamble.

          "Northwestern" has the meaning set forth with respect thereto in the
           ------------
preamble.

          "Pearson" is defined in the preamble.
           -------

          "Pearson LLC #2" is defined in the preamble.
           --------------

          "Percentage of MDCP Securities Sold" is defined in Section 3(c).
           ----------------------------------

          "Performance Vesting Period" is defined in Section 3(a).
           --------------------------

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Pledged Securities" has the meaning set forth with respect thereto in
           ------------------
Section 7(a).

          "Preferred Units" means the Preferred Units of the Company, having the
           ---------------
rights and preferences set forth with respect thereto in the LLC Agreement. Pursuant to the terms of the LLC Agreement, all Preferred Units issued prior to the date hereof are referred to as "Series A Preferred Units," and all Preferred
                                    ------------------------
Units issued contemporaneously with the date hereof are referred to as "Series B
                                                                        --------
Preferred Units."
---------------

          "Preferred Yield" has the meaning ascribed to such term in the LLC
           ---------------
Agreement.

          "Public Offering" means any underwritten sale of the Company's common
           ---------------
stock pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-1 (or a successor form adopted by the Securities and Exchange Commission); provided that the following shall not be considered a Public Offering: (i) any issuance of common stock as consideration for a merger or acquisition, and (ii) any issuance of common stock or rights to acquire common stock to existing securityholders or to employees of the Company or its Subsidiaries on Form S-4 or Form S-8 (or a successor form adopted by the Securities and Exchange Commission) or otherwise.

          "Purchaser" and "Purchasers" are defined in the preamble.
           ---------       ----------

          "Purchaser Securities" has the meaning set forth in the Equity
           --------------------
Purchase Agreement. Any reference herein to a "majority of the Purchaser Securities" or the "number of Purchaser Securities" for purposes of comparison shall refer, with respect to any particular Purchaser Securities, to the number of Common Units (or equivalent common equity securities of the Company) then represented by such Purchaser Securities (on a fully diluted, as-if-converted basis).

          "Qualified Public Offering" means a Public Offering where both
           -------------------------                                ----

          (i) the proceeds (net of underwriting discounts and commissions) received by the Company in exchange for its issuance of shares of common stock in such Public Offering equal or exceed $60 million, and
                                                                ---

          (ii)   the price per share of common stock paid to the Company in such Public Offering equals or exceeds the product of (x) 3.0 times (y) the
                                                                   -----
     quotient of (A) the aggregate capital contributions to the Company under the Equity Purchase Agreement (including the initial purchase price and all subsequent contributions) made on or prior to the date of such Public Offering with respect to all Purchaser Securities then outstanding which are derived from the Series A Preferred Units, divided by (B) the number of
                                                    ----------
     shares of the Company's common stock represented by all Purchaser Securities (on a fully diluted, as-if-converted basis) outstanding immediately prior to the consummation of such Public Offering which are derived from the Series A Preferred Units.

          "Return Multiple" is defined in Section 3(e).
           ---------------

          "Sale of the Company" means the arm's length sale of the Company to a
           -------------------
third party or group of third parties acting in concert, in connection with which such party or parties acquire (i) equity securities of the Company possessing the voting power under normal circumstances to control the Company, or (ii) all or substantially all of the Company's assets determined on a consolidated basis (in either case, whether such sale takes the form of a merger, consolidation, sale or transfer of the Company's equity securities, or sale or transfer of the Company's consolidated assets).

          "SCI" has the meaning set forth with respect thereto in the preamble.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal law then in force.

          "Securityholders Agreement" means the Second Amended and Restated
           -------------------------
Securityholders Agreement dated as of the date hereof, by and among the Company and certain of its securityholders, as amended from time to time in accordance with its terms.

          "Senior Units" means the Company's Class A Senior Units and Class B
           ------------
Senior Units.

          "Slope Management Securities" is defined in the preamble.
           ---------------------------

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director, manager or general partner of such limited liability company, partnership, association or other business entity. For purposes of this Agreement, if the context does not otherwise indicate in respect of which Person the term "Subsidiary" is used, the
                                                        ----------
term "Subsidiary" shall refer to any Subsidiary of the Company.
      ----------

          "Unvested Management Securities" is defined in the preamble. "Unvested
           ------------------------------                               --------
Cliff Management Securities" means Unvested Management Securities which are
---------------------------
Cliff Management Securities.  "Unvested Slope Management Securities" means
                               ------------------------------------
Unvested Management Securities which are Slope Management Securities.

          "Valued Assets" is defined in Section 8(a)(i).
           -------------

          "Vested Management Securities" is defined in the preamble.  "Vested
           ----------------------------                                ------
Cliff Management Securities" means Vested Management Securities which are Cliff
---------------------------
Management Securities.  "Vested Slope Management Securities" means Vested
                         ----------------------------------
Management Securities which are Slope Management Securities.

          "Vesting Event" is defined in Section 8(a).
           -------------

          2.   Securities Subject to Performance Vesting.  As to each Executive,
               -----------------------------------------
the number of such Executive's Executive Securities as are designated Management Securities opposite such Executive's name on the attached Schedule of
                                                          -----------
Performance Vesting Securities shall be subject to performance vesting pursuant
------------------------------
to the terms and conditions set forth in this Agreement. If any Key Employee of the Company and its Subsidiaries is issued any Common Units pursuant to Section 2.1(c) of the LLC Agreement, such Key Employee shall be required to enter into an Executive Securities Agreement in a form approved by the Company and the number of such Common Units as are specified in such Executive Securities Agreement as constituting "Performance-Vesting Securities" shall be deemed Management Securities subject to performance vesting pursuant to the terms and conditions set forth in this Agreement, and the Company shall revise and update the attached Schedule of Performance Vesting Securities in order to reflect such
             ------------------------------------------
additional Management Securities.

          3.   Performance Vesting of Slope Management Securities.
               --------------------------------------------------

          (a) Contemporaneously with any MDCP Sale occurring during the seven-year period commencing on the date of the Prior Agreement (the "Performance
                                                                -----------
Vesting Period"):
--------------

     (i) There shall performance vest a number (if any) of the Unvested Slope Management Securities held by each holder thereof equal to the product of

           (x) the number of Unvested Slope Management Securities held by such holder immediately prior to such MDCP Sale,

           multiplied by
           -------------

           (y)  the Percentage of MDCP Securities Sold in such MDCP Sale,

           multiplied again by
           ----------------

           (z)  the Applicable Vesting Percentage for such MDCP Sale.

     (ii) There shall be forfeited a number of Unvested Slope Management Securities held by each holder thereof equal to the difference (if any) between

           (x) the maximum number of such holder's Unvested Slope Management Securities that could performance vest under Section 3(a)(i) in connection with such MDCP Sale (i.e., the number that would performance vest if the Return Multiple for such MDCP Sale were 10), minus
           -----

           (y) the number of such holder's Unvested Slope Management Securities that will actually performance vest under Section 3(a)(i) in connection with such MDCP Sale,

     and such forfeiture will be automatic, effective without further action by the Company or the holder of such Unvested Slope Management Securities, and such holder shall thereafter no longer exercise nor have the right to exercise any of its rights with respect to such forfeited securities.

     (iii) There shall also be forfeited a number of Forfeitable Purchaser Securities held by each holder thereof equal to the product of

           (x) the aggregate number of Unvested Slope Management Securities held by all holders thereof that will performance vest in connection with such MDCP Sale multiplied by
           -------------

           (y) a fraction, the numerator of which is the number of Forfeitable Purchaser Securities held by such holder immediately prior to such MDCP Sale, and the denominator of which is the aggregate number of Forfeitable Purchaser Securities outstanding immediately prior to such MDCP Sale, and such forfeiture will also be automatic, effective without further action by the Company or the holder of such Forfeitable Purchaser Securities, and such holder shall thereafter no longer exercise nor have the right to exercise any of its rights with respect to such forfeited securities.

     (iv) A number of Forfeitable Purchaser Securities held by each holder shall not be forfeited and shall no longer be deemed Forfeitable Purchaser Securities subject to forfeiture after such MDCP Sale, equal to the product of:

           (x) the aggregate number of Unvested Slope Management Securities (if any) held by all holders thereof that will be forfeited in connection with such MDCP Sale multiplied by
           -------------

           (y) a fraction, the numerator of which is the number of Forfeitable Purchaser Securities held by such holder immediately prior to such MDCP Sale, and the denominator of which is the aggregate number of Forfeitable Purchaser Securities outstanding immediately prior to such MDCP Sale.

           (b)  As used herein, "MDCP Sale" means any sale or transfer of MDCP
                                 ---------
Securities (it being understood that, with respect to any transfer of Purchaser Securities by MDCP, MDCP will for purposes of this Agreement be deemed to transfer all of its remaining MDCP Securities prior to any other Purchaser Securities in such transfer) by MDCP to any Person (including a transfer by way of merger or consolidation, a transfer to the Company in connection with any redemption or liquidation of such securities, or a distribution-in-kind of such securities to MDCP's partners), other than:
                                ----------

     (i)   any conversion of Preferred Units, or

     (ii) any recapitalization or other reorganization (including, without limitation, in connection with any conversion of the Company into a corporation or other entity form) in which MDCP's ownership of the Company's equity securities immediately after such transaction is substantially identical to MDCP's ownership of the Company's equity securities immediately prior to such transaction);

Notwithstanding the foregoing, any holder of Unvested Management Securities may elect in a writing delivered within 7 days after the MDCP Sale to the holder or holders of a majority of the Purchaser Securities then outstanding to ignore any MDCP Sale in which all or substantially all of the consideration for the MDCP Securities transferred by MDCP constitutes publicly or privately traded securities (other than a Sale of the Company, a liquidation or redemption of MDCP Securities by the Company, or a distribution-in-kind of MDCP Securities to MDCP's partners), and solely as to each such electing holder such ignored MDCP Sale shall for purposes hereof (and all calculations hereunder) be treated as not having been an MDCP Sale.

           (c)  As  used herein, the "Percentage of MDCP Securities Sold" in any
                                      ----------------------------------
MDCP Sale shall be equal to the quotient of

          (x)  the number of MDCP Securities transferred by MDCP in such MDCP
          Sale

          divided by
          ----------

          (y) the number of MDCP Securities (excluding all Forfeitable Purchaser Securities other than Forfeitable Purchaser Securities which were transferred by MDCP in such MDCP Sale) held by MDCP immediately prior to such MDCP Sale.

          (d)  For purposes hereof, the "Applicable Vesting Percentage" for any
                                         -----------------------------
MDCP Sale shall be equal to the quotient of (x) the Return Multiple for such MDCP Sale minus 3 (provided that such difference shall not be less than zero nor
          -----    --------
greater than 7), divided by (y) 7.
                 ----------

          (e)  For purposes hereof, the "Return Multiple" for any MDCP Sale
                                         ---------------
shall be equal to the quotient of (x) the sum (without duplication) of (i) the Fair Market Value of all consideration (including assumed indebtedness) received by MDCP in such MDCP Sale in exchange for the MDCP Securities transferred by MDCP in such MDCP Sale (or, with respect to any MDCP Sale that is a distribution to MDCP's partners, the Fair Market Value of the MDCP Securities so distributed) plus (ii) the aggregate dividends or other distributions made by the Company to
----
MDCP on or prior to the date of such MDCP Sale in respect of the MDCP Securities transferred by MDCP in such MDCP Sale, divided by (y) the aggregate capital
                                       ----------
contributions to the Company pursuant to the Equity Purchase Agreement (including the initial purchase price and all subsequent contributions) made on or prior to the date of such MDCP Sale in respect of the MDCP Securities transferred by MDCP in such MDCP Sale (as well as in respect of all MDCP Forfeitable Securities that will be forfeited pursuant to this Agreement in connection with such MDCP Sale).

          4.   Performance Vesting of Cliff Management Securities.  All Cliff
               --------------------------------------------------
Management Securities shall performance vest contemporaneously with the first to occur of (i) any MDCP Sale occurring during the Performance Vesting Period where the Return Multiple for such MDCP Sale equals or exceeds 3 or (ii) any Qualified Public Offering occurring during the Performance Vesting Period. Contemporaneously with such vesting, there shall be forfeited a number of Forfeitable Purchaser Securities held by each holder thereof equal to the product of

     (x) the aggregate number of Unvested Cliff Management Securities held by all holders thereof that will performance vest under this Section 4 in connection with such MDCP Sale or Qualified Public Offering (as the case may be)

     multiplied by
     -------------

     (y) a fraction, the numerator of which is the number of Forfeitable Purchaser Securities held by such holder immediately prior to such MDCP Sale or Qualified Public Offering (as the case may be), and the denominator of which is the aggregate number of Forfeitable Purchaser Securities outstanding immediately prior to such MDCP Sale or Qualified Public Offering (as the case may be), and such forfeiture will be automatic, effective without further action by the Company or the holder of such Forfeitable Purchaser Securities, and such holder shall thereafter no longer exercise nor have the right to exercise any of its rights with respect to such forfeited securities.

          5.   Expiration of Performance Vesting Period.  If any Unvested
               ----------------------------------------
Management Securities remain outstanding upon the expiration of the Performance Vesting Period (the "Expiration Date"), there shall immediately prior to such
                     ---------------
expiration be deemed to have occurred an MDCP Sale in which MDCP sold all MDCP Securities held by MDCP on such Expiration Date for a purchase price equal to the Fair Market Value of such MDCP Securities. Upon such Expiration Date, any Unvested Management Securities that do not performance vest pursuant to Sections 3 or 4 in connection with such hypothetical MDCP Sale shall without further action by the Company or the holder of such Unvested Management Securities automatically be deemed forfeited, and such holder shall thereafter no longer exercise nor have the right to exercise any of its rights with respect to such forfeited securities.

          6.   Forfeiture Procedure.
               --------------------

          (a) Upon any forfeiture of any Unvested Management Securities pursuant to this Agreement, the holder of such forfeited securities shall promptly submit the certificate or certificates (if any) representing such forfeited securities to the Company for cancellation. Upon such submission, the Company shall take all actions necessary to retire such forfeited securities and to cause such securities to resume the status of authorized and unissued Common Units (or other equivalent common equity securities of the Company). If the Management Securities are certificated, the Company shall promptly cancel the submitted certificate(s) and issue to the holder thereof a certificate representing the number of securities (if any) which were evidenced by the submitted certificate(s) but which were not forfeited.

          (b) Upon any forfeiture of any Forfeitable Purchaser Securities pursuant to this Agreement, the holder of such forfeited securities shall promptly submit the certificate or certificates (if any) representing the number of such forfeited Forfeitable Purchaser Securities to the Company for cancellation. Each holder of Forfeitable Purchaser Securities may satisfy its obligation pursuant to the immediately preceding sentence by tendering Forfeitable Purchaser Securities constituting Common Units and/or Forfeitable Purchaser Securities constituting Preferred Units, together aggregating the number of such holder's Forfeitable Purchaser Securities that are forfeited. Upon any such submission, the Company shall take all actions necessary to retire such forfeited securities and to cause such securities to resume the status of authorized and unissued Common Units (or other equivalent common equity securities of the Company) or Preferred Units, as the case may be. If the Purchaser Securities are certificated, the Company shall promptly cancel the submitted certificate(s) and issue to the holder thereof a certificate representing the number of securities (if any) which were evidenced by the submitted certificate(s) but which were not forfeited. If any holder's Forfeitable Purchaser Securities constituting Preferred Units are forfeited, the Company shall in connection with such forfeiture issue to such holder an equal number of Class B Senior Units (or equivalent non-convertible preferred securities), and each such Class B Senior Unit issued in connection with such forfeiture shall be deemed as of the date of such forfeiture to have a Class B Senior Value and accrued, paid, unpaid, and accumulated Class B Senior Yield thereon equal to the Liquidation Value and the accrued, paid, unpaid, and accumulated Preferred Yield thereon, respectively, of the Preferred Units in exchange for which such Class B Senior Unit was issued.

          7.   Pledge of Unvested Management Securities.
               ----------------------------------------

          (a)  Pledge.  Each Executive hereby initially pledges to the Company,
               ------
and grants to the Company a security interest in, such Executive's Unvested Management Securities (such Executive's "Pledged Securities") as security for
                                         ------------------
the performance of such Executive's duties and obligations pursuant to this Agreement.

          (b)  Delivery of Pledged Securities.  Upon the execution of this
               ------------------------------
Agreement, each Executive shall deliver to the Company the certificate(s) (if any) representing such Executive's Pledged Securities, together with duly executed forms of assignment in blank sufficient to transfer title thereto to the Company.

          (c)  Status as Holder. For purposes of determinations and calculations
               ----------------
under this Agreement, each Executive shall be deemed to be the holder of such Executive's Pledged Securities.

          (d)  Distributions, Other Certificates, etc.  If any Executive becomes
               ---------------------------------------
entitled to receive or receives any securities or other property with respect to, in substitution of, or in exchange for any of such Executive's Pledged Securities (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a dividend or otherwise) other than a distribution under Section 3.1(b) of the LLC Agreement with respect to taxes, or any certificate(s) representing any of such Executive's Pledged Securities, such Executive shall accept such securities, property, or certificate(s) on behalf of and for the benefit of the Company as additional security for such Executive's obligations hereunder and shall promptly deliver such additional security to the Company together with duly executed forms of assignment in blank, and such additional security shall be deemed to be part of such Executive's Pledged Securities.

          (e)  Release of Pledged Securities upon Performance Vesting.  Upon any
               ------------------------------------------------------
of any Executive's Pledged Securities becoming Vested Management Securities pursuant to this Agreement which are also time vested under Section 2 of such Executive's Executive Securities Agreement, the Company shall deliver to such Executive the certificate or certificates (if any) representing such Vested Management Securities (or, if necessary, the Company shall cancel the certificate or certificates representing such Vested Management Securities, issue to such Executive a certificate representing the number of Vested Management Securities represented by such submitted certificate(s), and shall issue and retain a certificate (issued in such Executive's name) representing the number of Management Securities which were represented by such submitted certificate(s) but which were not performance vested and not forfeited), and such Vested Management Securities shall no longer constitute part of such Executive's Pledged Securities.

          (f)  Voting Agreement and Proxy.  Each holder of Unvested Management
               --------------------------
Securities hereby agrees that upon any vote of the Company's voting securities, such holder will vote all such Unvested Management Securities in the same proportion as all other voting securities of the Company are voted by the holders thereof. To insure performance of this voting agreement, each

Executive hereby appoints each member of the Company's Board of Managers who is not also employed by the Company or any of its direct or indirect Subsidiaries as his true and lawful proxy and attorney-in fact, with full power of substitution, to vote all of such Executive's Pledged Securities on all matters to be voted on by the Company's securityholders in the manner described in the immediately preceding sentence. These proxies and powers granted by each Executive pursuant to this Section 7(f) are coupled with an interest, and are given to secure such Executive's performance of his duties and obligations under this Agreement. Such proxies and powers shall be irrevocable with respect to each such Pledged Security (and shall survive the death, disability, incompetency, or bankruptcy of such Executive) until such time as such Pledged Security becomes a Vested Performance Security pursuant to the provisions of this Agreement which is also time vested under Section 2 of such Executive's Executive Securities Agreement and thereby ceases to be a Pledged Security, at which time such proxy shall be deemed revoked with respect to such security (but not with respect to any securities that remain Pledged Securities).

          (g)  Further Assurances.  Each Executive agrees that at any time and
               ------------------
from time to time upon the request of the Company, such Executive shall execute and deliver such further documents and take such further actions as the Company may reasonably request in order to effect the purpose and intent of this Agreement.

          8.   Miscellaneous Provisions.
               ------------------------

          (a)  Determinations of Fair Market Value.
               -----------------------------------

               (i)    The "Fair Market Value" of Purchaser Securities pursuant
                           -----------------
     to Section 5 above or of the consideration received in exchange for Purchaser Securities in an MDCP Sale (either, the "Valued Assets") shall be
                                                        -------------
     determined in accordance with this paragraph (a).

               (ii) The holders of the Forfeitable Purchaser Securities then outstanding, on the one hand, and the holders of the Unvested Management Securities then outstanding, on the other hand, shall attempt in good faith to agree on the Fair Market Value of the Valued Assets. Any agreement reached by the holders of a majority of the Forfeitable Purchaser Securities and the holders of a majority of the Unvested Management Securities shall be final and binding on all parties hereto.

               (iii) If such Persons are unable to reach such agreement within a reasonable period of time (but in any event within 60 days), the Fair Market Value of any Valued Assets that are publicly traded securities shall be the average, over a period of 21 days consisting of the date of the event which gives rise to the need to determine Fair Market Value for purposes of this Agreement (a "Vesting Event") and the 20 consecutive
                                    -------------
     business days prior to that date, of the average of the closing prices of the sales of such securities on the primary securities exchange on which such securities may at that time be listed, or, if there have been no sales on such exchange on any day, the average of the highest bid and lowest asked prices on such exchange at the end of such day, or, if on any day such securities are not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 P.M., New York time, or, if on any day such securities are not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization.

               (iv) If such Persons are unable to reach agreement pursuant to subparagraph (ii) within a reasonable time, and to the extent any Valued Assets are not publicly traded securities:

                     (A) The holders of a majority of the Forfeitable Purchaser Securities then outstanding, on the one hand, and the holders of a majority of the Unvested Management Securities then outstanding, on the other hand, shall each, within 10 days thereafter, choose one investment banker or other appraiser with experience in valuing assets such as the Valued Assets, and the two investment bankers/appraisers so selected shall together select a third investment banker/appraiser similarly qualified.

                     (B) To the extent the Valued Assets represent Purchaser Securities, the three investment bankers/appraisers shall first appraise the fair market value of the Company's equity (based on the assumption of an orderly, arm's length sale (structured to produce the highest price to the equity holders of the Company, whether such structure is a merger, combination, sale of equity securities, sale of assets, or otherwise) to a willing unaffiliated buyer (or to a willing affiliated strategic buyer, provided that the investment bankers/appraisers shall not consider any
     --------
     premium that such affiliated strategic buyer would be willing to pay to the extent such premium is attributable solely to such Person's then current affiliation with the Company, unless the Company or its equityholders have received a fully financed, firm commitment offer (with no material conditions) from such affiliated strategic buyer to purchase a majority (based on common equity equivalents) of the Company's outstanding equity at a price that includes such premium, it being understood, however, that the
                                         -----------------------------
     investment bankers/appraisers shall consider, without the need for such a firm commitment offer, the premium, if any, that is attributable to such Person's future expected synergies to be generated by combining such Person's operations with those of the Company and its Subsidiaries if such Person were to acquire the Company). The three investment bankers/appraisers shall then appraise the fair market value of such non-publicly-traded Purchaser Securities as follows:

                          1) the fair market value of each Common Unit (or equivalent common equity security) shall be equal to the fair market value of the Company's equity divided by the total number of Common
                                        ----------
          Units (or equivalent common equity securities) outstanding on the date of the Vesting Event (determined on a fully diluted, as-if-converted basis, but excluding all Unvested Management Securities);

                          2) the fair market value of each Preferred Unit shall be equal to the greater of (x) the Liquidation Value (as defined in the LLC Agreement) of such Preferred Unit, together with all accrued but unpaid Preferred Yield (as defined in the LLC Agreement) thereon, and (y) the fair market value (determined in accordance with subparagraph (1) above) of the Common Units (including fractional units) into which such Preferred Unit is convertible on the date of the Vesting Event;

                         3) the fair market value of any other non-publicly-traded Purchaser Securities shall be the fair value of such securities, determined on the basis of an orderly, arm's length sale (structured to produce the highest price for such securities) to a willing, unaffiliated buyer, taking into account all relevant factors determinative of value.

     To the extent the Valued Assets represent assets other than non-publicly-traded securities of the Company, the three investment bankers/appraisers shall appraise the fair market value of such Valued Assets (based on the assumption of an orderly, arm's length sale (structured to produce the highest price for such assets) to a willing unaffiliated buyer (or to a willing affiliated strategic buyer, provided that the investment
                                         --------
     bankers/appraisers shall not consider any premium that such affiliated strategic buyer would be willing to pay to the extent such premium is attributable solely to such Person's affiliation with the Company, unless the Company or its equityholders have received a fully financed, firm commitment offer (with no material conditions other than those which are highly likely to be satisfied) from such affiliated strategic buyer to purchase such Valued Assets at a price that includes such premium).

     The three investment bankers/appraisers shall, within thirty days of their retention, provide the written results of such appraisals to the holders of a majority of the Forfeitable Purchaser Securities then outstanding and the holders of a majority of the Unvested Management Securities then outstanding.

               (C)  The "Fair Market Value" of the Valued Assets other than
                         -----------------
     publicly traded securities shall be the average of the two appraisals thereof closest to each other, and such amount shall be final and binding on all parties hereto.

               (D) The holders of a majority of the Forfeitable Purchaser Securities then outstanding, on the one hand, and the holders of a majority of the Unvested Management Securities then outstanding, on the other hand, shall each pay the costs of their own chosen appraiser and 50% of the costs of the third appraiser.

          (b)  Restrictive Legend.  Each certificate representing Unvested
               ------------------
Management Securities or Forfeitable Purchaser Securities shall bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE PROVISIONS SET FORTH IN A SECOND AMENDED AND RESTATED PERFORMANCE VESTING AGREEMENT DATED AS OF NOVEMBER 23, 1999, BY AND AMONG THE ISSUER OF SUCH SECURITIES (THE "ISSUER"), THE INITIAL HOLDER OF THESE SECURITIES, AND CERTAIN OTHER PERSONS LISTED ON THE SIGNATURE PAGES

     ATTACHED THERETO, AS AMENDED FROM TIME TO TIME IN ACCORDANCE WITH ITS TERMS. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT
     CHARGE."

The legend set forth above shall be removed from the certificates evidencing Unvested Management Securities or Forfeitable Purchaser Securities when such securities cease to be Unvested Management Securities or Forfeitable Purchaser Securities, as applicable, pursuant to the terms hereof.

          (c)  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (d)  Complete Agreement.  This Agreement, those documents expressly
               ------------------
referred to herein and other related documents among the parties hereto of even date herewith and therewith embody the complete agreement and understanding among the parties hereto and supersede and preempt any prior understandings, agreements or representations by or among the parties hereto, written or oral, which may have related to the subject matter hereof in any way (including, without limitation, the Prior Agreement and the First Amended Agreement).

          (e)  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, none of which need contain the signature of more than one party hereto but each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Any Key Employee of the Company or its Subsidiaries who is issued Management Securities pursuant to an Executive Securities Agreement may at any time after the date hereof, with the written approval of the Company, become a party to this Agreement by executing a counterpart to this Agreement agreeing to be bound by the provisions hereof as if such Person were an original signatory hereto (which joinder shall not constitute an amendment, modification, or waiver hereof).

          (f)  Successors and Assigns. Except as otherwise provided herein, this
               ----------------------
Agreement shall bind the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns, whether so expressed or not. Notwithstanding the foregoing, no holder of Unvested Management Securities shall transfer any of such Unvested Management Securities to any Person, except (i) pursuant to the pledge or forfeiture provisions of this Agreement, or the repurchase provisions of the Executive Securities Agreements, or (ii) to the executor of such holder's estate, at which time such executor shall sign a counterpart to this Agreement agreeing to stand in the place of such holder and be bound by the provisions hereof with respect to such Unvested Management Securities.

          (g)  Choice of Law.  All issues and questions concerning the
               -------------
construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

          (h)  Remedies. Each of the parties to this Agreement shall be entitled
               --------
to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages would not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

          (i)  Amendment, Modification, or Waiver.  The provisions of  this
               ----------------------------------
Agreement may be amended, modified, or waived only with the prior written consent of the Company, the holders of a majority of the Forfeitable Purchaser Securities, and the holders of a majority of the Unvested Management Securities.

          (j)  Descriptive Headings; Interpretation; No Strict Construction. The
               ------------------------------------------------------------
descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words "include" or "including" in this Agreement shall be by way of example rather than limitation. The use of the words "or," "either" or "any" shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (k)  Delivery by Facsimile. This Agreement, the agreements referred to
               ---------------------
herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

          (l)  Effectiveness of Agreement.  This Agreement shall be valid,
               --------------------------
binding, and effective against each holder of Management Securities or Forfeitable Purchaser Securities when it has been signed by such holder. Pursuant to Section 8(i) of the First Amended Agreement, this Agreement amending and restating the First Amended Agreement shall be valid, binding, and effective against all holders of Management Securities and Forfeitable Purchaser Securities when it has been signed by the holders of a majority of the Forfeitable Purchaser Securities and the holders of a majority of the Unvested Management Securities.


                       *         *          *         *

          IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Performance Vesting Agreement on the date first written above.

                         COMPANY
                         -------

                         COMPLETEL, LLC

                         By    /s/ James E. Dovey
                            ----------------------------------------------------
                               James E. Dovey, its Chairman and CEO


                         PURCHASERS
                         ----------

                         DeGEORGE HOLDINGS LIMITED PARTNERSHIP

                         By LPL Investment Group, Inc., its general partner

                         By    /s/ Lawrence F. DeGeorge
                            ----------------------------------------------------
                               Lawrence F. DeGeorge, its Chairman


                         MADISON DEARBORN CAPITAL PARTNERS II, L.P.

                         By Madison Dearborn Partners II, L.P., its general
                          partner
                         By Madison Dearborn Partners, Inc., its general partner

                         By          /s/ Paul J. Finnegan
                            ----------------------------------------------------

                         Its        Managing Director
                            ----------------------------------------------------


                         MERITAGE PRIVATE EQUITY FUND, L.P.

                         By Meritage Investment Partners, LLC, its general
                          partner

                         By:   /s/ Laura J. Beller
                            ----------------------------------------------------
                               Managing Member


                             /s/ James C. Allen
                         -------------------------------------------------------
                         James C. Allen


                            /s/ Royce J. Holland
                         -------------------------------------------------------
                         Royce J. Holland

                             /s/ George T. Laub
                         -------------------------------------------------------
                         George T. Laub


                             /s/ Reed E. Hundt
                         -------------------------------------------------------
                         Reed E. Hundt


                         DOVEY COMPANY LLC


                         By     /s/ James E. Dovey
                           -----------------------------------------------------
                               James E. Dovey, its manager

                         HAJ LLC


                         By   /s/ William H. Pearson
                           -----------------------------------------------------
                               William H. Pearson, its manager

                         CLEVENGER COMPANY LLC


                         By  /s/ Richard N. Clevenger
                           -----------------------------------------------------
                              Richard N. Clevenger, its manager


                         EXECUTIVES:
                         -----------


                             /s/ James E. Dovey
                         -------------------------------------------------------
                         James E. Dovey


                             /s/ William H. Pearson
                         -------------------------------------------------------
                         William H. Pearson


                             /s/ Richard N. Clevenger
                         -------------------------------------------------------
                         Richard N. Clevenger


                             /s/ David E. Lacey
                         -------------------------------------------------------
                         David E. Lacey

                         ADDITIONAL PURCHASERS:
                         ----------------------


                           /s/ Emile Karafiol
                         -------------------------------------------------------
                         Emile Karafiol


                           /s/ William S. Kirsch
                         -------------------------------------------------------
                         William S. Kirsch


                         NORTHWESTERN UNIVERSITY


                         By   /s/ David L. Wagner
                            ----------------------------------------------------

                         Its   Vice President and CIO
                            ----------------------------------------------------


                         SILVER CROSS INVESTORS LLC


                         By     /s/ Jeffrey Richards
                            ----------------------------------------------------

                         Its    Manager
                            ----------------------------------------------------

                         OTHER MEMBERS (SIGNATURES OF WHOM ARE NOT INCLUDED) WHO ARE PARTY TO THIS AGREEMENT PURSUANT TO THEIR EXECUTIVE SECURITIES AGREEMENTS (AND/OR JOINDER AGREEMENTS ENTERED INTO IN CONNECTION THEREWITH):
                         -------------------------------------------------------

                         Richard Folliot           John Hugo
                         Anna Lascar               Hughes Le Masne
                         Jean-Marie Le Monze       Gerd Menhorn
                         Charles Menatti           Martin Rushe
                         John Seder                Jean Rodriguez
                         Alexandre Westphalen      Gerhard Burtscher
                         Nicolas Pitance           Jean Francois Bouchaud
                         Claude LeMaire            Ralf Heydtmann
                         Michel Picariello         D. Werner Grum
                         Frank Lauterslager        Wolfgang Brauneis
                         John Puhl                 Peter Chalupny
                         Harold F. Carey, Jr.      Anton Matos
                         Guy Gensollen             Michael Hulm
                         Pierre Wattelier          Markus Lackermaier
                         Hansjorg Rieder
                         Jean-Francois Golhen
                         Jerome de Vitry

                  SCHEDULE OF PERFORMANCE VESTING SECURITIES
                  ------------------------------------------


               ==================================================
                                          Number of Common Units
               Executive                  Constituting Management
                                                 Securities
               ==================================================
               Dovey                                        2,025
               --------------------------------------------------
               Pearson                                      2,287
               --------------------------------------------------
               Clevenger                                    1,045
               --------------------------------------------------
               Lacey                                          300
               --------------------------------------------------
               Richard Folliot                                 48
               --------------------------------------------------
               Anna Lascar                                     48
               --------------------------------------------------
               Jean-Marie Le Monze                             48
               --------------------------------------------------
               Charles Menatti                                215
               --------------------------------------------------
               John Seder                                     375
               --------------------------------------------------
               Alexandre Westphalen                            48
               --------------------------------------------------
               Nicolas Pitance                                 24
               --------------------------------------------------
               Claude LeMaire                                  48
               --------------------------------------------------
               Michel Picariello                               24
               --------------------------------------------------
               Frank Lauterslager                              24
               --------------------------------------------------
               John Puhl                                       48
               --------------------------------------------------
               Harold F. Carey, Jr.                            48
               --------------------------------------------------
               Guy Gensollen                                   48
               --------------------------------------------------
               Pierre Wattelier                                48
               --------------------------------------------------
               Hansjorg Rieder                              182.1
               --------------------------------------------------
               Jean-Francois Golhen                            48
               --------------------------------------------------
               Jerome de Vitry                              182.1
               --------------------------------------------------
               John Hugo                                       24
               --------------------------------------------------
               Hughes Le Masne                                 24
               --------------------------------------------------
               Gerd Menhorn                                  47.7
               --------------------------------------------------

               ==================================================
                                          Number of Common Units
               Executive                  Constituting Management
                                                 Securities
               ==================================================
               Martin Rushe                                    30
               --------------------------------------------------
               Jean Rodriguez                                  15
               --------------------------------------------------
               Gerhard Burtscher                             47.7
               --------------------------------------------------
               Jean Francois Bouchaud                        23.7
               --------------------------------------------------
               Ralf Heydtmann                                42.3
               --------------------------------------------------
               Wolfgang Brauneis                              4.4
                                                            -----
               --------------------------------------------------
                  TOTAL                                     7,422
               ==================================================